Financial instruments (Details) - MXN ($) $ in Thousands	12 Months Ended
	Jan. 03, 2021	Dec. 31, 2020
Disclosure of financial instruments [text block] [Abstract]
Effective interest method	$ 634,992
Exchange rate sensitivity analysis, description	The Group is mainly exposed to variations in the Mexican Peso / the U.S. Dollar exchange rate. For sensitivity analysis purposes, the Group has determined a 10 percent increase and decrease in Ps. currency units against the U.S. dollar (“relevant currency”). 10 percent is the sensitivity rate used when reporting foreign currency risk internally to key management personnel and represents management’s assessment of the reasonably possible change in foreign exchange rates. The sensitivity analysis includes only outstanding foreign currency denominated financial assets/liabilities and adjusts their translation at the year-end for a 10 percent change in foreign currency rates. Given that the foreign exchange currency net position results in a liability, a positive number below indicates an increase in profit where currency units strengthen 10 percent against the relevant currency. For a 10 percent weakening of currency units against the relevant currency, there would be a comparable impact on the net income, and the balances below would be negative.
Changes in interest rate sensitivity analysis		$ 6,266
Credit risk management, percent		10.00%